UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 20, 2000

                                 QUEST NET CORP.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

                           2999 NE 191ST STREET, PH-8
                             AVENTURA, FLORIDA 33180
                             -----------------------
                    (Address of principal executive offices)

                                 (305) 935-1080
                                 --------------
                          Registrant's telephone number

                            PARPUTT ENTERPRISES, INC.
                             12835 E. ARAPAHOE ROAD
                               TOWER I, PENTHOUSE
                            ENGLEWOOD, COLORADO 80112
                            -------------------------
                        (Former name and former address)


         Florida                     000-24447                     84-1331134
         -------                     ---------                     ----------
(State of Incorporation)      (Commission File Number)           (IRS Employer
                                                                 I.D. Number)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 13, 2000 between Parputt Enterprises, Inc. ("PEI"), a Nevada corporation, and Quest Net Corp., a Florida corporation ('Quest") all the outstanding shares of common stock of PEI were exchanged for 275,000 shares of common stock of Quest in a transaction in which Quest was the surviving company.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of PEI and approved by the unanimous consent of the shareholders of PEI on March 13, 2000 The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Quest on March 13, 2000. Pursuant to Florida, law the consent of the shareholders of Quest was not required.

     Prior to the merger, PEI had 500,000 shares of common stock outstanding, which shares were exchanged for 275,000 shares of common stock of Quest. By virtue of the merger, Quest acquired 100% of the issued and outstanding common stock of PEI.

     Prior to the effectiveness of the merger, Quest had an aggregate of 22,786,022 shares of common stock issued and outstanding, and 30,000 shares of preferred stock outstanding. The preferred stock has a preference on dividends, liquidation, and merger at $10.00 per share. The preferred stock has no voting or conversion rights.

     Upon effectiveness of the merger, Quest had an aggregate of 23,061,022 shares of common stock outstanding.

The officers of Quest will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of Quest will continue without change as the officers, directors, and by-laws of the successor issuer.

     A copy of the Merger Agreement and the Articles of Merger and Plan of Merger are filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of Quest's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock.

Beneficial Owner                  Beneficially            Shares of Common Stock
----------------                  ------------            ----------------------

Simplex LTDA                        1,200,000                     5.2%
Rua P-25 No. 774
Setor dos Funcionarios
Goiania Gois 74.000 Brazil



David Block, Director                  16,180                      *
2999 NE 191st Street, PH-8
Aventura, Florida 33180

Charles Wainer, Officer & Director    360,000                     1.6%
2999 NE 191st Street, PH-8
Aventura, Florida 33180

Paul K. Zeller, Officer                 5,000                      *
2999 NE 191st Street, PH-8
Aventura, Florida 33180

Thomas Magill, Officer                  1,000                      *
2999 NE 191st Street, PH-8
Aventura, Florida 33180

All officers and directors            625,180                     2.7%
as a group (6) persons

*Represents less than 1% of the outstanding shares of common stock.

     - Except as indicated below, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of common stock shown beneficially owned by them.

     - Percentage of ownership is based on 23,061,022 shares of common stock outstanding as of March 17, 2000, plus each person's options that are exercisable within 60 days. Shares of common stock subject to stock options that are exercisable within 60 days of March 17, 2000 are deemed outstanding for computing the percentage of that person and the group.

ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

     (a) The consideration exchanged pursuant to the Merger Agreement was negotiated between PEI and Quest.

     In evaluating Quest as a candidate for the proposed merger, PEI used criteria such as the value of the assets of Quest, its business operations, plan of operation, the demand for wireless Internet service Quest's current business operations and anticipated operations, and Quest's business name and reputation. PEI determined that the consideration for the merger was reasonable.

     (b) Quest intends to continue developing and marketing it Wireless Internet and Internet related services in Florida.


BUSINESS

INTRODUCTION

     Quest Net Corp. is a development stage company based in Miami, Florida. The Company providers secure, full-service global Internet and Intranet broadband digital and wireless networking solutions for businesses and individuals. Quest Net has a high bandwidth, low-delay connection to the Internet Web referred to as an ATM).

     Quest Net offers:
     -       Dedicated high speed Internet access.
     -       Metropolitan  and  wide  area  network  data  transport   services,
             including virtual private networks.
     -       Wireless Internet connection.


     The solutions provided by Quest Net include:
     -       Dedicated and wireless Internet connectivity.
     -       Co-location,  hosting,  content,  e-commerce,  and  search   engine
             services.

     The Company anticipates that in the future it will be able to provide discounted long distance services.

BACKGROUND OF QUEST NET CORP

     The Company was incorporated in the State of Colorado in November 1995, under the name A.P. Sales Inc. Its proposed business was to engage in the purchasing, reconditioning, selling, moving, and repairing of office equipment and furniture, including, primarily, filing and storage cabinets, and workstations. Until July of 1998, its operations were primarily organizational in nature or related to raising capital. In July 1998, the Company acquired certain of the assets of Pact Communication Group, Inc., a privately held Florida corporation. Pact was a provider of Internet system and network management solutions. Pact's solutions include server hosting, Internet connectivity, collaborative management, and Internet technology.

     The Company provides or will provide these services through four subsidiaries, each with its own market and customer base. It sells dial-up and dedicated Internet access services through IPQuest Corp. and wireless Internet services through Quest Wireless Corp. In addition, the Company provides Internet content, e-commerce and search engine development through GlobalBot Corp., and provide international long distance phone services through CWTel, Inc.

     Of the four subsidiaries, Quest Net has named Quest Wireless as its core subsidiary. The Three remaining operational subsidiaries are IP Quest, an ISP to both commercial and residential clients, CWTel, Inc., a long distance service reseller, and GlobalBot, an e-commerce search engine currently focused on its wingsonline.con site.

The subsidiaries are described below.

QUEST WIRELESS CORP.
--------------------

     This subsidiary provides wireless broadband telecommunications services using point-to-point microwave transmissions in the license free radio spectrum. Quest Wireless is seeking to address the growing demand for high speed, high capacity digital telecommunications services on the part of business and residential end users who require cost effective, high bandwidth local access to video, data and Internet services. Quest Net has recently decided to center its expansion strategy for the next three years primarily on its Internet wireless business.

     After an intense review of its operations, revenues and costs, Quest decided that its operations were too wide-spread and that the Company was expending substantial management, sales and marketing efforts and money to service, maintain and market to customers in a large geographic area. In June 1999, the Company decided to streamline its operations and curtail expenses by concentrating its effort on providing and marketing its services in Florida, with gradual managed growth to other areas.

     In pursuing its business objective of shaping and leading the global market for total solutions for Internet connections in December, 1999, Quest Net has named Quest Wireless as its core business, and is currently focusing on expanding its wireless operations throughout the State of Florida, and eventually nationwide. The Company plans to expand its capabilities through in-house growth, selective strategic alliances and acquisitions.

The Quest Wireless Solution

     Today most Internet connections are made via regular telephone lines. Quest Wireless utilizes the latest wireless technology to allow high speed Internet connectivity. The Company believes that the future of dedicated services is in wireless technology. Wireless technology provides innovative, highquality solutions for local connectivity and allows it to provide leading-edge technology to its customer base. The Company's main focus is concentrated on offering Internet Wireless Service in South Florida through its Quest Wireless subsidiary. These services are designed to meet the expanding needs of local area network/Wide area network (LANMAN) users that include:

     -       Need for mobility and anytime, anywhere computing.
     -       Configuration flexibility for moves, add-ons or changes.
     -       Quick implementation.
     -       Lower cost.

     To meet these needs, the Company's Internet wireless services are designed to replace or complement wired networks, are ideal for providing network access in areas difficult or impossible to wire, allow mobile applications to work with traditional wired LAN applications, and are non-invasive and aesthetic. In short, they are the only LAN solution for true mobile devices, simultaneously providing both mobility and Internet connectivity.

Quest's Wireless Technology

     The Wireless Internet System operates using microwave frequencies, which do not require a license. The Company' establishes a link to its Internet network by installing a microwave antenna and wireless router at the customer's location. The company provides the hardware for the duration of the service. The wireless router, in turn, provides firewall and routing services to connect the customers' computers to the Internet. For security, the wireless router assigns non-routable addresses that cannot be reached from the outside, but allows the machines to access resources outside of the customers' network. The effective distance of wireless transmission depends on the antenna, power (amps) and environment. Quest Wireless products connect at a speed of up to 8 Mbps to a distance of 10-15 miles, which can be increased by relay hops.

     In June 1999, the Company signed an agreement with Wireless Inc., a leader in wireless networking, for wireless access equipment, installation and consulting services valued at $2.5 million. Initially, this equipment will be used to complete the expansion of the Company's wireless network throughout South Florida. The South Florida installation of the WaveNet IP central units has begun and the Company expects the South Florida installations to be completed within one year.

     The second stage will be to deploy the network on the entire East Coast of Florida and eventually the entire State of Florida. Quest Wireless plans to establish a presence in several major metropolitan cities, including Jacksonville, Tampa and Orlando by the end of July 2000. This will allow it to build a wireless infrastructure throughout the area that will provide the business community with dedicated high-speed wireless connections at a fraction of the cost of conventional dedicated services. Management believes that this new expansion plan, combined with the wire infrastructure development already underway on the East Coast, will provide the framework and foundation to be a dominant force for dedicated services to the residential, tourist and business communities Florida.

Sales and Marketing

     The market for Quest Wireless services is new and rapidly growing. In developing its sales and marketing strategies, the Company is focused on attracting users in commercial and residential buildings, initially throughout the State of Florida. The Company believes that the principal competitive factors for companies seeking to attract users for its Internet wireless connection services are line quality, speed of connection, quality customer service and broad demographic focus. The Company's strategy builds brand recognition, and fosters user affinity, and loyalty.

     The Company is developing its customer base through an active sales and marketing campaign, primarily centered on recruiting multi-story buildings as Quest Wireless IQ Buildings, which consist of a microwave satellite receiver on the roof of the building with a line to a central position in the building. From there, lines are run to individual suites and computers. The result is Internet connection speeds far beyond what can be delivered through telephone lines and modems. To date, sales and marketing efforts have been somewhat constrained due to the Company's limited capital. The Company has an in-house sales force, headed by a Vice President of Sales and Marketing, to market the services in South Florida, focusing first on Broward, Palm Beach and Miami/Dade. In addition, the Company will enhance its marketing efforts by billboard and radio advertisements, trade show exhibitions, direct mailings and other high visibility advertising techniques.

WIRELESS SERVICE PRICING STRUCTURE

                                                ONE TIME             ONE TIME
 SERVICE TYPE         PRICE PER MONTH       INSTALLATION FEE      ACTIVATION FEE

 Shared Account           $189.00           None for up to 3           $99.00
                                            computers per
                                            account. $189.00 per
                                            computer in excess
                                            of 3 per account.
 Dedicated Account        $699.00           Same as Shared             $2,500
                                            Account.

Expansion Strategy

     Quest Net's expansion strategy capitalizes on its competencies. The strategy is summarized as follows:

     - Develop a community of /Q Buildings, including hotels, throughout the State of Florida and eventually nationwide.

     -       Develop   strategic   contractual   agreements  with  entities
             providing access to either potential customers or critical wireless transmission points.

     -       Develop strategic marketing relationships.

     -       Increase usage of services through "bundling".

     -       Expand through acquisition.

     -       Introduce new products and services

     -       Grow businesses with increasing broadband requirements


Recent Business Developments

     In 1999, the Company achieved several significant milestones that have greatly furthered its expansion efforts. In June, the Company teamed with Wireless, Inc. to supply the Company wireless access equipment valued at $2.5 million. Using Wireless, Inc.'s WaveNet IP 2458, point-tomultipoint wireless access routers, the Company will utilize the equipment to initially expand its wireless network from Miami up to Jupiter, Florida.

     Another step in furthering this strategy is the Company's recent signing of an agreement with American Tower Corp (NYSE: AMT) to use American Tower as the primary transmission tower provider for Quest Wireless. With 1999 revenues of over $169 million, American Tower is one of the leaders in transmission towers in the U.S. and currently owns and operates 9,400 towers in 44 states and the District of Columbia. The Company also signed a multi-year contract to place its wireless communications equipment on the first of a series of strategically located South Florida towers. Management believes this move will offer a competitive advantage of a 10-15 mile radius from point of origin without repeaters, and will open a market niche for its wireless services for smaller buildings that are blocked from microwave transmission from conventional heights.

     Significant achievements in customer base creation include Quest Wireless' designation by the Archdiocese of Miami Schools as their wireless provider of choice. In addition, Quest Wireless has converted or is in the process of converting several historic landmark buildings such as the Hollywood Bread Building in Hollywood, Florida, the Sailboat Key Building in Miami, and the Senator Executive and Law Center in downtown Miami, to IQ Buildings

IPQUEST CORP.
-------------

     This subsidiary provides Internet wired connection (access) services that require a local network connection from a customer to an Internet service provider's local facilities. For large, communication-intensive users, these connections are typically dedicated connections direct from the customer to the Internet service provider. For residential, small, and medium sized business users, these connections are generally connections obtained by dialing into a local exchange. Once a local connection is made to the Internet service provider's local facilities, information can be transmitted and obtained over a packet-switched data network. This network may consist of segments provided by many interconnected networks operated by a number of Internet service providers. This collection of interconnected networks makes up the Internet.

     Communications  on the  Internet  are  governed  by Internet  protocol,  an
inter-networking   standard  that  enables  communication  across  the  Internet regardless of the hardware and software used.

     Wired connection services to the Internet are provided through its IPQuest subsidiary. The Internet connection or access market is comprised of Internet Service Providers, Internet Presence Providers (IPPs), Internet Content Providers (ICPs) and large corporations, organizations and small office home office ("SOHO"), up to a T-3 (45 Mbps) connection level. The Internet connection services afforded to this customer base include dial-up, hosting, and co-location services.

     In April 1999, the Company entered into a three-year contract with e.spire Communications, Inc. to purchase PRI's in Florida. Presently the Company is operating six lines. Customers call into its POP located in Aventura Florida, via one of six PRI's provided by e.spire, they will then be routed to the Internet via a high speed dedicated Internet connection.

Dial Up Services
----------------

                        DIAL-UP SERVICE PRICING STRUCTURE
                        ---------------------------------

 Service Type                  Price Per Month       Terms
 No Frills- So. Florida        $9.95                 Monthly

 U.S. Customers                19.95                 Monthly

 Dial on Demand (ETRN          49.95                 Monthly

 T1 Frame (56K                 150.00                Local Loop & Installation

 T1 Frame (1.5 Mbps)           895.00                2 Year Contract, Local Loop

     The No-Frills $9.95 per month unlimited Internet access, which includes one E-mail address per subscriber became available in Dade and Broward Counties on February 1, 2000.

Hosting Services
----------------

     IPQuest provides technical support while giving the end user the fastest possible connection to the Internet through T1 and T3 connections. It also provides the latest in cutting edge marketing for customized Web sites, including a complete Internet Commerce Solution (ICS). The Company will work with their customers' in-house resources and will handle everything from setup to a search engine registration to provide the customers' a Web presence with a minimum of effort.

     Quest Net offers its customers three pricing options to accommodate multiple customer needs and budgets as described in the following table.

HOSTING SERVICES PRICING STRUCTURE
----------------------------------

SERVICE TYPE TERMS           PRICE PER MONTH                    TERMS
Value Plan                   $24.99                             Set-up @ $39.99
E-Commerce Plan              $49.95                             Set-up @ $99.00
Co-Location Plan             $99.00 Port Fee                    Set-up @ $500.00

Each plan is individually described below.

Value Plan This plan is designed to attract individuals and small business entities and offers the following:

     -       Includes the first 2,500 Mb, plus 3 cents per Mb thereafter.
     -       10 Mb of disk space.
     -       2E-mail accounts (POP3).
     -       Account control panel via Web.
     -       Unlimited FTP updates. Choice of UNIX or Windows NT hosting.
     -       Microsoft Front Page support.
     -       Telenet access to the server (UNIX hosting).
     -       Personal CGI Directory for personalized scripts.
     -       Site counter as well as detailed statistics.
     -       E-mail forwarding, auto responders, and vacation reply.
     -       Domain name registration. InterNIC fees are additional.

Commerce Plan This plan is designed to attract companies selling products and services on the Internet and offers the following:

     -       Includes the first 5,000 Mb, plus 3 cents per Mb thereafter.
     -       Storage Limit: 100 MB (Extra storage at $0.40/Mb/Month).
     -       10 E-mail accounts (POP3)
     -       Secure Socket Layer (SSL) for credit card transactions.

     -       Shopping Card application, fully configurable.
     -       SQL support for database applications.
     - Database utilities such as search engine, guest books, feedback forms, mailing lists, and mass E-mail conferencing.
     - Domain name registration (www. customersname. com). InterNIC fees are additional.


Co-Location Plan

     This plan is designed to attract companies or individual business entities running their own servers and offers the following:

     -       Includes the first 1,000 Mb, plus 3 cents per Mb thereafter.
     -       Connect into a 100 Mbps network.
     -       10 IPs per server (Extra IP available at $9.99/Month).
     -       Server available for lease for an extra $69.00 per month.


DEDICATED LINE SERVICES

     Dedicated lines consist of anything over 64K of dedicated connection that stay on continuously. These lines may be either wireless or hard-wired with point-to-point connectivity.

     In April 1999, the Company was chosen to host the new Volkswagen Press Room Website and Intranet. The Press Room will be used facilitate communication between these Volkswagen managers that are spread all over the world and will enable the users to have instant access to "the tools of their trade". Web Solutions and Johan Wagner, the South AfHcan PIR manager for Audi, conceived this Website.

GLOBALBOT CORP.

     Quest Net has recently launched its GlobalBot subsidiary, which develops and operates dedicated search engines and also offers Web site platforms for e-commerce transactions. The Company believes that current search engines are clogged up and have lost their focus and that dedicated search engines will bring order to the present chaotic collection of multimedia and resources on the Internet.

     The Internet was not designed to support and organize publications and the accurate retrieval of information, as a library would. A dedicated search engine that can facilitate automated indexing much like a human indexer will be able to retrieve specific information based on author names, length of document, subject matter and date of publication, allowing the user efficient access to the specific information he is seeking. Once the user has found that specific information site, the user becomes a captive audience for those vendors selling products related to that specific topic. Herein lies a tremendous opportunity to generate advertising revenues. GlobalBot's search engines are designed to organize the Net's storehouse of information (books, newsprint, raw scientific data, menus, meeting minutes, advertisements, video and audio recordings, transcripts or interactive conversations) in a manner similar to a traditional library.

     GlobalBot is in the final stages of developing search engines, which combine librarian's skill with the computers ability to automate and index information. A prototype can be evaluated at globalbot.net.

     In February and March 1999, the Company acquired three industry-specific, e-commerce sites, namely, wingsonline.com, an aircraft e-commerce sites, boatsonline.com, a boat marketplace and resource center, and carsonline.com an automobile market place. At present wingsonline.com is the only site that is operational and generating revenues. Moreover, Wing Online, Inc., a wholly owned subsidiary of GlobalBot, is GlobalBot's only source of revenue at this time.

     Wingsonline.com is used as a marketplace to purchase airplanes, parts, and accessories, locate aviation services, financing, or insurance, and as an employment forum for those seeking employment in the aviation industry. Wingsonline.com normally charges $25 per month per listing for a two-month listing. The monthly charge to dealers is individually negotiated.

     The boatsonline.com and carsonline.com sites are not currently operational, but management believes they will be equivalent in the potential to generate listing and advertising revenues. The company is converting both of these sites to the same streamlined, user-friendly format as used by wingsonline.com and will apply a similar pricing structure.

     The Company has recently completed the acquisition of the registered domains for the following proposed e-commerce sites, yachtonline.com and motorbikesonline.com. These sites are under construction and will follow the same format as the wingsonline.com site.

CWTEL, INC..

     CWTel, Inc. was incorporated in February of 1998 in the State of Florida. Based in Hallandale, Florida, the company provides communication services to commercial and residential customers. The company is a switch-based carrier for local and long distance voice calls. Utilizing conventional transmission methods and Voice over IP protocols.

     CWTel, Inc. also provides high speed Internet service, dial-up Internet access and web hosting.

     The company markets its services in the tri-county area of South Florida. CWTel, Inc. offers local dial tone, long distance calling and high speed
Internet access to tenants located in commercial buildings; Agreements are previously signed with the landlord or the management of such buildings, then tenants are offered discounted services.

     Currently competing with BellSouth, Teligent, E-Spire and others, CWTel, Inc. offers local dial tone at a flat fee of $ 30.00 per line, including all features, compared to BellSouth average business line cost of $ 61.00. Current Long Distance prices includes calling to anywhere in the USA or to Canada or to the UK for $ 0.07 per minute, billed in six seconds increments, at any time of the day. Most European countries at $ 0.15 per minute, and the rest of the countries at very competitive rates.

     CWTel, Inc. equipment includes a class 4 and 5 Harris tandem switch with capacity for 10,000 ports, Cisco routers and Compaq servers. A state of the art billing and accounting package guarantees accurate and timely invoicing of the services provided.

CWTel, Inc. has activated approximately 1,300 accounts. CWTel, Inc. became a wholly owned subsidiary of Quest Net Corp., in March of 2000.

SALES AND MARKETING

Overview
--------

     The market for Quest Wireless services is new and rapidly growing. In developing its sales and marketing strategies, the Company has focused on commercial and residential tenants in high rise buildings and new high rise building developers to build demand for its wireless services. The Company believes that the principal competitive factors for companies seeking to attract users for their Internet wireless connection services are signal quality, speed and reliability of connection, quality customer service and broad service range.

Customer Base
-------------

     The Company is developing its customer base through an active sales and marketing campaign, primarily centered on building relationships with existing commercial and residential building owners and new property developers throughout the State of Florida, and eventually nationwide. At present, the Company is concentrating its efforts in the South Florida region, and plans to expand throughout the rest of the State within the next 3 years. Targeted major metropolitan cities include Jacksonville, Tampa/St. Pete, and Orlando.

Sales Strategy
--------------

     The Company relies primarily on direct sales to generate new wireless customers and to maintain relationships with existing customers. At present, there is a small South Florida sales force headed by a a Vice President of Sales and Marketing. To meet growing capacity and operations, the Company plans to hire additional sales personnel as needed. By December 2000, the Company expects to have a sales force of 25 sales people to cover a 3-county range consisting of Dade, Broward and Palm Beach counties. Sales efforts will focus mainly on the commercial sector, selling the Quest Wireless IQ Building concept. The IQ Building, a Quest Wireless origination, is a completely hi-tech, wired, and wireless Intemet Voice and Data building. The IQ Building is equipped with advanced communications technology such as fiber optics, maximum bandwidth, and other leading edge telecommunication services.

     To leverage the value-added services provided by Quest Net's other subsidiaries, Quest Wireless is also able to offer CONNECTION, ADVERTISING, ACCESS, AND CONTENT SERVICES as a bundled package deal to Wireless customers and their employees. In the future, the Company will also include office and residential discounted international long distance service in the service package. In addition, the Company is test marketing the feasibility of including computers and monitors in the wireless marketing package.

     The Company also takes advantage of the need for this technology by marketing its wireless service package to small businesses and larger corporations that require fast and reliable access to the Internet but would rather not have the expense of hard wiring and maintenance or the connection setup delays.

Marketing Strategy
------------------

     The Company plans to utilize a variety of marketing techniques to generate awareness and inquiries.

     -   Direct Mail

          The Company plans to conduct a direct mail campaign targeting potential customers in new geographic areas in a six to twelve week cycle. It will employ appropriate and creative printing and mailing services. The promotional materials will be produced in the most cost effective manner without sacrificing quality. The Company also plans direct mail campaigns for existing territories to stimulate incremental usage by new and existing customers and to build awareness. In addition, it plans to establish an in-bound telesales customer service department designed to supplement its direct mail marketing strategy. Once established, customer service representatives will be available 24 hours a day, 7 days a week to answer marketing inquiries generated by its marketing campaigns, as well as supporting existing customers.

     -   Magazine/Professional Journal/Newspaper Advertisement

          The Company plans to advertise in major telecommunications and Internet magazines throughout the country using postcard inserts and other mail-in techniques to foster inquiries and to solicit sales.

     -   Trade Shows

          Trade shows are a critical component for generating awareness because of their popularity among Internet users. Thousands of enthusiasts who surf the Net attend trade shows each year, as well as vendors and product manufacturers. The Company plans to participate in several annual local shows and events, as well as one national show starting in fiscal year 2000. It plans to have a booth that is staffed with it in-house business development, technical, and sales people. In addition, the Company will host a hospitality suite. Attending trade shows also gives sales people the opportunity to gather competitor information and keep current regarding industry needs and trends. Management estimates that the cost of exhibiting at a national trade show ranges from $20,000 to $30,000 and the cost of exhibiting at a local trade show is between $1,000 and $2,000.

     -   Sponsorships

          The Company also plans to sponsor Internet programs at local universities. In one program being considered, it will underwrite Internet connection services (both wired and wireless) for local universities so that its students can access the Net in the university's computer room. The Company will distribute promotional literature to the students describing its products and services, and also detailing similar for-fee services that the students can purchase for home or business use. These sponsorships are at a minimal cost to the Company and provide an excellent means of good public relations.

          The Company has a website (www.questnetcorp.com) where information about the Company and its services can be obtained. Users can also E-mail to request contact by one of the Company's sales representative. Interested parties can also call a toll-free number (800-952-6638) and request informational literature to be sent to them.

PUBLIC RELATIONS AND ADVERTISING

     The Company has retained a public relations firm and an advertising firm to assist in gaining attention from the media and establishing a corporate and product identity for Quest Net Corp., and in particular Quest Wireless, which is its designated core business.

     Most of the public relations activities will be focused on trade press, primarily those catering to the telecommunications industry. Management estimates that the cost of public relations will be $1,500 per month. The Company also periodically distributes press releases, regarding new acquisitions and agreements and describing its services.

     The Company's initial advertising activities will consist of billboard, print, radio and other media corporate recognition activities.

TRADEMARKS

     Quest has no patents or licenses. Quest has certain trademarked and copy righted names and proprietary secrets as regards the various beverage formulations. It is believed that the various trademarked and copyrighted material are unique to the Company but that replacement identities are available.

PROPERTY

Quest PROPERTY

     Quest currently leases its offices located at 2999 NE 191st Street, PH-8, Aventura, Florida 33180. In January 1999, we signed a five-year lease for 3,000 square feet of corporate office space at a base rent of $2,980 per month plus common area maintenance costs. We also lease additional office space at a base rent of $1,028.50 and $2,887.17 per month plus common area maintenance fees. The additional space houses our Internet operations, our sales staff, and our GlobalBot subsidiary. These leases expire five years from their date of commencement. In addition, CWTel, Inc. leases approximately 800 square feet of office space in Hallandale Florida, at a monthly rental cost of $1,800. This lease expires in May 2002.

     The Company intends to relocate its offices, including CWTel to 3001 West Hallandale Beach Blvd., Pembroke Park, Florida as soon as the build out on this space is completed. The lease will be for a period of five year. We will lease 9,681 sq. feet of office space for $12,000 per month. The Company has already sublet the offices, except for CWTel, that will be vacated at the present location. The Company anticipates that it will be able to sublease the CWTel office space with out a problem. Our telephone number is (305) 935-1080.

LEGAL PROCEEDING

Secure Transaction International Corp. et al.
--------------------------------------------

     In April 1999, Quest filed a lawsuit in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida against Secure Transaction International Corp., its subsidiaries and principals, the accounting firm of Margolis, Fink & Wichrowski, Barry A Fink, C.P.A., P.A., Mark V. Wichrowski, C.P.A. and Barry A. Fink and Mark Wichrowski, individually, alleging violation of the Florida securities laws, negligent misrepresentations, breach of contract payment of accounts, and conversion.

     The lawsuit stems from several contracts entered into with Secure Transaction and its subsidiaries for bandwidth, consulting services and software. As payment for the services, Secure Transaction and its subsidiaries issued redeemable preferred stock that was convertible into Secure Transaction common stock.

     Quest provided the services as required and the appropriate amount of convertible stock was not redeemed or converted. The amount due us under these various agreements is approximately $867,842.

     Quest has also alleged that the Financial Statements provided, negligently misrepresented the financial condition of Secure Transaction and its subsidiaries. Quest has asked the court for rescission, compensatory damages, attorneys' fees, costs, and expenses.

     The defendants filed a motion to dismiss, which was denied. The defendants have filed an answer to our complaint. The lawsuit is in the discovery stage. At present, we are unable to predict the outcome this lawsuit.

Herman Henin
------------

     In January 1999, Herman Henin, a shareholder of Pact Communications Group, Inc., filed a lawsuit against Quest in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. Mr. Henin alleged that he did not receive a proper distribution of Quest shares from Pact after Quest's acquisition of certain of the assets of Pact, and that, somehow, Quest is responsible.

     Mr. Henin has demanded that we issue him the additional shares that Pact allegedly did not issue plus the dividend for those shares.

     Quest filed a motion to dismiss/for more definite statement. On July 29, 1999, the motion to dismiss was granted. On August 14, 1999, Mr. Henin filed an Amended Complaint alleging that the transaction between Quest and Pact was a "de facto merger" and that Quest assumed all of Pact's liabilities.

     On August 17, 1999, we filed a Motion to Dismiss/Strike on the grounds that the Amended Complaint failed to state a claim, upon which relief could be granted, for alleging immaterial and impertinent matters, and for failure to join an indispensable party (Pact). All counts were dismissed except specific performance and breech of contract, which rely on whether a de-facto merger took place. We contend that a "de facto merger" never took place and that the Asset Purchase and Sale Agreement specifically states that the transaction was not a "de facto merger and that we did not assume any debts, liabilities or obligations of Pact.

Autonomy, Inc.
--------------

     In September 1999,  Autonomy,  Inc, filed suite against Pact  Communication
Group, Inc. and Quest Net Corp. in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. The lawsuit stems from an alleged contract with Pact for a non-transferable, non-sublicenseable, and non-exclusive license for the use of Autonomy's software and other related services. Autonomy has alleged that:

     - Autonomy's computer software has been installed on computer servers owned and being operated by Quest.

     -    Quest is a successor in interest to Pact.

The complaint asks for:

     - injunctive relief against Quest to enjoin it from use of the software and providing Autonomy's software to other parties
     -    Replevin (return of the software)
     -     Damages for unjust enrichment

     Quest denies all of the allegations and intends to vigorously defend this lawsuit. The lawsuit is in the discovery stage. At present, we are unable to predict the outcome this lawsuit.

Securities and Exchange Commission
----------------------------------

     Quest has been advised by the Securities and Commission (the "Commission") that they have issued an order directing a private investigation of possible violations of Sections 17(a) of the Securities Act and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated there under by certain unnamed persons. The Commission has also advised Quest that the investigation should not be construed as an indication by the Commission or its staff that any violation of law has occurred, nor as a reflection upon any person, entity, or security.

MARKET FOR QUEST'S SECURITIES

     Quest has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Regulation D. Quest's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol QNET. Quest does not have an effective registration statement filed with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. Until such registration is achieved, the Company's trading symbol is QNETE to indicate its non-reporting status.

     Quest was required to become a reporting company by the close of business on March 22, 2000 or no longer be listed on the OTC Bulletin Board. Quest has effected the merger with PEI and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market. There has been trading in our common stock since July 10, 1998.

     The following table sets forth, for each of the fiscal periods indicated, the high and low bid prices for the common stock, as reported on the OTC Bulletin Board. These per share quotations reflect inter-dealer prices in the over-the-counter market without real mark-up, markdown, or commissions and may not necessarily represent actual transactions.

     QUARTER ENDING                 HIGH/BID                  LOW/BID

     FISCAL YEAR 1998

     September 1998                 $  3.0625                 $ .8128
     December 1998                  $  9.75                   $ .51
     March 1999                     $15.00                    $5.00
     June 1999                      $10.1255                  $4.56

     FISCAL YEAR 1999

     September 1999                 $ 9.250                   $2.875
     December 1999                  $ 3.375                   $2.00


On March 16, 2000, the closing trade price of the common stock as reported on the OTC Bulletin Board was $2.06. As of such date, there were in excess of 300 holders of record of our common stock.

MANAGEMENT

     The following table sets forth certain information concerning our directors and executive officers:

Name                  Age      Term             Position
----                  ---      ----             --------

Charles Wainer        38       2000             President, Interim
                                                Chief Executive Officer and
                                                Director

Paul K. Zeller        46       1999-2000        Executive Vice-President/Sales

Thomas Magill         56       2000             Executive Vice
                                                President/President of GlobalBot

David Block           32       1999-2000        Director

     Our Directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Officers serve at the discretion of the board. Quest has scheduled its annual meeting of shareholders for August 15, 2000, at which time the shareholders will elect the Board of Directions.

Charles Wainer, President
-------------------------

     Mr. Wainer was appointed President/Interim Chief Executive Officer and a Director of Quest in February 2000. From February 1998 to present, Mr. Wainer was Chief Executive Officer of CWTel, Inc., a telecommunications company located in Hallandale Florida. Quest purchased CWTel, Inc. in February 2000. From December 1992 to February 1998, Mr. Wainer was Chief Executive Officer of World Pass Communication Corp., a Telecommunication Company located in Aventura, Florida.

     Mr. Wainer received a Bachelor of Science Degree in Electronics Engineering from Tel-Aviv University in 1982.

Paul K. Zeller, Executive Vice President/Sales
----------------------------------------------

     Paul K. Zeller joined Quest Net Corp. on September 7, 1999. Mr. Zeller is Executive Vice President of Sales.

     From 1996 till joining Quest, Mr. Zeller was founder and President of Zelco Enterprises, Inc., a Florida corporation that specialized in financial and management consulting to both private and public corporations.

     From 1985 to 1994, Mr. Zeller served as Vice President Corporate Administration for W.R. Grace & Co. in New York City. His responsibilities were global in nature. At that time, Grace had 117,000 employees and over $7 Billion in revenues.

     Upon leaving Grace in 1994, Mr. Zeller was asked to accept a key project assignment for Ryder System Inc. in Miami, as the Assistant to the Executive VP Human Resources. In 1995, a developmental stage corporation, Sky Scientific, Inc. a now-defunct public company that was located in Boca Raton, Florida, recruited him as their Executive Vice President and Chief Operating Officer, to assist them with a operating and financial strategic turn around.

     Mr. Zeller received his Bachelor's Degree in 1974 from The Citadel and his Master's Degree in 1976 from New York University.


Thomas K. Magill, Executive Vice President, and President of GlobalBot
----------------------------------------------------------------------

     Mr. Magill became President of GlobalBot, Quest's wholly owned subsidiary in October 1999 and an Executive Vice President of Quest in March 2000.

     From October 1997 to October 1999, Mr. Magill was the principal of Magill Business Consulting, a management, and consulting company located in Highland Beach, Florida.

         From December 1994 to September 1997, Mr. Magill was General Manager of Fritz Companies, an international freight forwarding, custom brokerage, and transportation and distribution company located in Miami Florida.

     Mr. Magill was Director of Transportation and Distribution for Office Depot from October 1990 to October 1994.

     Mr. Magill received a Bachelor of Art Degree from Mancalester College in 1996.


David J. Block, Esq., Outside Director
--------------------------------------

     David Block has been a director of Quest since July 1998. From March 1997 to present, Mr. Block has been employed by H. Hertner Associates, a Miami Lakes, Florida recruiting firm, as a legal recruiter. From May 1996 to March 1997, he was an attorney with the law office of Singer & Block, which was located in Miami, Florida. From October 1994 to January 1996, he was a Supervising Attorney for the United States Small Business Administration, in their Florida and California offices delivering agency relief to disaster victims of Hurricanes Andrew, Erin, Opal, and the Northridge earthquakes.

     Mr. Block is a 1992 graduate of the University of Miami School of Law, where he served as Vice President of Entertainment and Sports Law Society from 1999-1991. Mr. Block is a member of the Florida Bar. Mr. Block's affiliations within the legal community provide him with insight into the ever-changing legal market.

Limited Liability of Directors
     Provisions included in our certificate of incorporation, as amended, protect our directors against personal liability for monetary damages from breaches of their duty of care. As a result, our directors will not be liable for monetary damages from negligence and gross negligence in the performance of their duties. They remain liable for monetary damages for any breach of their duty of loyalty to us, and our stockholders, as well as acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of law and for transactions from which a director derives improper personal benefit. The liability of our directors under federal or applicable state securities laws is also unaffected. We carry officers and directors' liability insurance in the amount of $1,000,000.

     While our directors have protection from awards of monetary damages for breaches of the duty of care, that does not eliminate their duty of care. Equitable remedies, such as an injunction or rescission based upon a director's breach of the duty of care, are still available.

EXECUTIVE COMPENSATION

     Charles Wainer, as president, receives an annual salary of $100,000. In addition, Mr. Wainer received incentive options to purchase up to an aggregate of 1,000,000 shares of the Company's common stock at an exercise price of $ 2.26 (110% of the fair market value on the date of grant. Mr. Wainer also received a stock grant of 50,000 shares of the Company's common stock.

     Mr. Zeller and Mr. Magill received an annual salary of $ 75,000 and $ 65,000, respectively. In addition, they received options to purchase 90,000 and 19,800 shares of common stock at $ 3.25 and $ 2.03 respectively (110 % of the fair market value at date of grant.


RISK FACTORS

OUR LIMITED OPERATING HISTORY MAKES IT DIFFICULT FOR AN INVESTOR TO EVALUATE OUR BUSINESS AND PROSPECTS

     We have minimal business history that investors can analyze to help them decide whether or not to invest in us. Any investment in us should be considered a high-risk investment because investors will be placing their funds at risk in an unseasoned development stage company with unforeseen costs, expenses and problems often experienced by development stage companies.

WE HAVE HAD HISTORY OF A LIMITED CUSTOMER BASE AND THIS MAY CONTINUE TO BE THE CASE.

     At present, our customer base is limited. Our ability to operate profitably depends on increasing our customer base and achieving sufficient gross profit margins. We cannot assure you that we will be able to increase our customer base or to operate profitably.

WE ARE SUBJECT TO ALL OF THE SUBSTANTIAL RISKS INHERENT IN AN INTERNET BUSINESS, WHICH MAY HARM OUR ABILITY TO OPERATE SUCCESSFULLY.

     We are subject to all of the substantial risks inherent in an Internet related business, any one of which may harm our ability to operate successfully. These include, but are not limited to:

     - Our inability to develop, maintain and/or increase levels of traffic on our Internet sites.

     -    Our  inability  to  attract  or  retain  customers.

     - Our inability to generate significant Web-based revenue from our customers.

     - Our failure to anticipate and adapt to a developing market and the level of use of the Internet and online services for the purchase of consumer products and in general.

     -    Our  inability  to  upgrade   and   develop  competitive  systems  and
          infrastructures.

     - The failure of our servers and networking systems to efficiently handle our Web traffic.

     -    Technical difficulties and system downtime or Internet brownouts.

IF WE CANNOT MANAGE OUR GROWTH EFFECTIVELY, OUR BUSINESS COULD BE HARMED.

     We are currently experiencing a period of significant growth. As part of this growth, we will have to:

     -     Implement new operational procedures and controls.

                                     19
     -     Train and manage our employees.
     -     Expand and coordinate the operations of our various subsidiaries.
     -     Expand our wireless network throughout Florida and into other states.
     -     Hire additional staff.
     -     Expand existing offices and open new offices.

     If we cannot manage the growth of our network, staff, offices, and business and coordinate the activities of our technical, accounting, finance, marketing, and sales staff effectively, we will:

     -     Commit funds that may not produce revenue.
     -     Increase our operational overhead.
     -     Expend management time and effort on operations that may not succeed.

IF WE CANNOT INTEGRATE NEW BUSINESSES, OPERATIONS, TECHNOLOGY, AND PERSONNEL, OUR GROWTH AND OUR BUSINESS COULD BE HARMED.

     If we acquire new businesses, we will need to integrate new operations, technologies and personnel. Acquisitions and business combinations entail numerous operational risks, including:

     - Difficulty in the assimilation of acquired operations, technologies or products.
     -     Diversion of management's attention from other business operations.
     -     Risks of entering markets in which we have limited or no experience.
     -     Potential loss of key employees of acquired businesses.


IF WE RAISE ADDITION CAPITAL THROUGH THE ISSUANCE OF EQUITY OR CONVERTIBLE DEBT, YOUR PROPORTIONATE INTEREST WILL BE DILUTED.

     We will need more working capital to expand our operations. If we raise additional capital by issuing equity or convertible debt securities, the percentage ownership of our then-current stockholders will be reduced, and such securities may have senior rights, preferences, or privileges.

WE MAY NOT BE ABLE TO RAISE ADDITIONAL CAPITAL ON THE MOST FAVORABLE TERMS

     We may not be able to obtain financing on favorable terms, or at all, which will limit our ability to:

     -    Expand.
     - Take advantage of unanticipated opportunities, develop, or enhance services.
     -    Otherwise, respond to competitive pressures.

     This limitation could harm our business and decrease the value of the shares or cause us to go out of business. If we are unable to continue our operations, your entire investment in us will be lost. See "Management's Discussion and Analysis of Financial Condition and Results of

Operations--Liquidity and Capital Resources" for a discussion of our working capital and capital expenditures.

OUR DATA  CENTERS AND THE  NETWORKS ON WHICH WE RELY ARE  SENSITIVE TO HARM FROM
HUMAN  FACTIONS  AND  NATURAL   DISASTERS.   ANY  RESULTING   DISRUPTION   COULD
SIGNIFICANTLY DAMAGE OUR BUSINESS AND REPUTATION.

     Our reputation for providing reliable service largely depends on the performance and security of our data centers equipment and the network infrastructure on which we rely. Our customers often maintain confidential information on our servers.

     Our data centers, equipment and networks, and our customers' information are subject to damage and unauthorized access from:

     -    Human error and tampering.
     -    Breaches of security.
     -    Natural disasters.
     -    Power loss.
     -    Capacity limitations.
     -    Software defects.
     -    Telecommunications failures.
     -    Intentional acts of vandalism, including computer viruses.

All of which, will cause interruptions in service or reduced capacity for our customers. These events could potentially jeopardize the security of our customers' confidential information such as credit card and bank account numbers.

     Despite precautions we have taken and plan to take, the occurrence of any one of the events listed above or other unanticipated problems could seriously damage our business and reputation and cause us to lose customers.

     The time and expense required to eliminate computer viruses and alleviate other security problems could be significant and could impair our service quality.

     In the event of any resulting harm to customers, we could be held liable for damages. Awards for such damages might exceed our $1,000,000 liability insurance policy by an unknown but significant amount and could seriously harm our business.

WE COULD NOT PROVIDE ADEQUATE SERVICE TO OUR CUSTOMERS IF WE WERE UNABLE TO SECURE SUFFICIENT NETWORK CAPACITY TO MEET OUR FUTURE NEEDS ON REASONABLE TERMS OR AT ALL.

     Our failure to achieve or maintain high capacity data transmission could negatively impact service levels to our existing customers and limit our ability to attract new customers, which would harm our business.

WE ARE DEPENDENT ON INTERNET NETWORK ACCESS SERVICES WE RECEIVE FROM OTHERS, ANY DISRUPTION OF THESE SERVICES COULD HARM OUR BUSINESS

     We rely on third-party networks, local telephone companies, and other companies to provide data communications capacity. Any disruption of these services could cause our customers to find other providers and prohibit us from obtaining new customers.

OUR BUSINESS DEPENDS IN PART ON OUR NETWORK SERVICE PROVIDER'S NUMEROUS PEERING RELATIONSHIPS. THEIR INABILITY TO MAINTAIN THEIR PEERING RELATIONSHIPS COULD BE COSTLY AND HARMFUL TO OUR BUSINESS.

     The Internet is composed of many Internet service providers that operate their own networks and interconnect with other Internet Service Providers at various peering points.

     If our network service provider's network or infrastructure fails to continue to meet industry requirements for peering or it loses its peering relationships for any reason, our transmission rates could be reduced, resulting in a decrease in the quality of service we provide to our customers.

POTENTIAL LACK OF LIQUIDITY OF OUR COMMON STOCK

     Our common stock trades on the OTC Electronic Bulletin Board. Stocks trading on the OTC Electronic Bulletin Board generally attract a smaller number of market makers and a less active public market.

     Moreover, since our common stock is traded on the OTC Electronic Bulletin Board, investors may find it difficult to dispose of or obtain accurate quotations as to the value of our common stock.

WE ARE SUBJECT TO PENNY STOCK REGULATIONS AND RESTRICTIONS

     The Securities Exchange Commission has adopted regulations, which generally define Penny Stocks to be an Equity Security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. As of November 26 1999, the closing trade price of our common stock was $4.56 per share and therefore is designated as a "penny stock". Such a designation requires any broker or dealer selling such securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser, and determine that the purchaser is reasonably suitable to purchase such securities. These rules will restrict the ability of Broker / Dealers to sell our common stock and may affect the ability of Investors to sell their shares.

OUR ARTICLES OF INCORPORATION ALLOW AUTHORIZATION AND DISCRETIONARY ISSUANCE OF PREFERRED STOCK

     Our Articles of Incorporation authorize the issuance of "blank check", preferred stock. The board of directors is empowered, without stockholder approval, to designate and issue additional series of preferred stock with dividend, liquidation, conversion, voting, or other rights, including the right to issue convertible securities with no limitations on conversion. Any such designations and issuances, could:

    - Adversely affect the voting power or other rights of the holders of our common stock.

    -    Substantially  dilute the common  shareholder's  interest.

    -     Depress the price of our common stock.

THE ISSUANCE OF "BLANK CHECK" PREFERRED STOCK COULD DELAY, DETER, OR PREVENT A TAKE OVER, MERGER OR CHANGE OF CONTROL AND MAY PREVENT YOU FROM REALIZING A PREMIUM RETURN

     Our Certificate of Incorporation gives the Board of Directors the sole authority to issue "blank check" preferred stock. The issuance of "blank check" preferred stock could have the effect of delaying, deterring, or preventing a merger, take over or change in control without any action by the shareholders. The Board of Directors, by the issuance of preferred stock, could make it more difficult for a third party to acquire us, even if the acquisition would be beneficial to you. You may not realize the premium return that stockholders may realize in conjunction with corporate takeovers.

WE MAY BE UNABLE TO PROTECT OUR INTELLECTUAL PROPERTY RIGHTS OR TO CONTINUE USING INTELLECTUAL PROPERTY THAT WE LICENSE FROM OTHERS.

     We rely and will rely on a combination of copyright, trademark, service mark, and trade secret laws and contractual restrictions to establish and protect certain of our proprietary rights. We have no patented technology that would bar competitors from our market. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy or otherwise obtain and use our data or technology.

THE UNCERTAINTY ASSOCIATED WITH UNPROVEN BUSINESS MODELS

     Since Quest Net's business model is relatively new and unproven, we may not be able to anticipate and adapt to a developing market, or may be unable to manage its network infrastructure (including server, hardware, and software, to handle our Internet traffic, or to effectively manage our rapidly expanding operations.

WE LACK UNIQUE SERVICES OR MARKET NICHE IN AN INDUSTRY CHARACTERIZED BY SIGNIFICANT OVERCAPACITY FOR CURRENT DEMAND

     The market for Internet access is highly competitive and fragmented with over 4,800 Internet service providers, primarily in local markets and averaging less than 5,000 customers each. Multiple Internet access providers serve every local market we have entered, or intend to enter. We offer the same type of services as other Internet service providers. Due to our lack of working capital in the past, we have not obtained any significant market share.

WE CANNOT BE CERTAIN THAT WE WILL BE ABLE TO COMPETE WITH SIGNIFICANT PRICING PRESSURE BY OUR COMPETITORS.

         As a result of increased competition in our industry, we expect to encounter significant pricing pressure. We cannot be certain that we will be able to offset the effects of any required price reductions through an increase in the number of our subscribers, higher revenues from our business services, cost reductions or otherwise, or that we will have the resources to continue to compete successfully.

WE MAY NOT BE ABLE TO COMPETE IN THE INTERNET SERVICE MARKET

     We operate in the Internet services market, which is extremely competitive. Our current and prospective competitors include many large companies that have substantially greater market presence, financial, technical, marketing, and other resources than we have. We compete directly or indirectly with the following categories of companies:

     - Established online services, such as America Online, the Microsoft Network, CompuServe, and Prodigy.

     - Local, regional, and national Internet service providers, such as MindSpring, Earthlink, Network, Inc., Internet America, and PSINet.

     -    National  telecommunications  companies,  such  as  AT&T  Corp.,   MCI
          WorldCom, Inc., Sprint, and GTE.

     -    Regional  Bell  operating  companies,  such   as   BellSouth  and  SBC
          Communications.

     Our competition is likely to increase. We believe this will probably happen as large diversified telecommunications and media companies acquire Internet service providers and as Internet service providers consolidate into larger, more competitive companies.

     Diversified  competitors  may  bundle  other  services  and  products  with
Internet  connectivity  services,   potentially  placing  us  at  a  significant
competitive disadvantage. As a result, our business may suffer.

WE MAY NOT BE ABLE TO COMPETE IN THE LONG-DISTANCE TELEPHONE MARKET

     Quest, through its wholly owned subsidiary CWTel, is a reseller of long distance telephone service. We compete with long distance carriers and other long distance resellers and providers, including large carriers such as AT&T, MCI WorldCom and Sprint and new entrants to the long distance market. Many of our competitors are significantly larger and have substantially greater market presence and financial, technical, operational, marketing and other resources. We will face stiff price competition and may not be able to compete.

QUEST HAS LIMITED MARKETING AND SALES CAPABILITY.

     Because of our limited working capital in the past, we have not had the resources to develop a marketing and sales force.

     In order to increase our revenues, we are in the process of developing marketing and sales force with technical expertise and marketing capability. There can be no assurance that we will be able to: o Establish such sales force.

     -   Gain market acceptance for our services.
     -   Retain a qualified Director of Sales.
     -   Develop our sales force.
     - Obtain and retain qualified sales personnel on acceptable terms, if at all.
     -   Meet our proposed marketing schedules or plans.

     To the extent that we arrange with third parties to market our services, the success of such products may depend on the efforts of such third parties.

DEPENDENCE ON QUALIFIED PERSONNEL.

     Due to the specialized nature of our business, we are highly dependent upon our ability to attract and retain qualified technical and managerial personnel. Therefore, we have entered into employment agreements with certain of our executive officers. The loss of the services of existing personnel, especially Mr. Wainer, our President as well as the failure to recruit key technical and managerial personnel in a timely manner would be detrimental and could have an adverse impact upon our business affairs or finances.

     Our anticipated growth and expansion into areas and activities requiring additional expertise, such as marketing, will require the addition of new management personnel. Competition for qualified personnel is intense and there can be no assurance that we will be able to continue to attract and retain qualified personnel necessary for the development of our business.

THIS REPORT INCLUDES FORWARD-LOOKING STATEMENTS, WHICH COULD DIFFER FROM ACTUAL FUTURE RESULTS.

     Some of the information in this Report may contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "may," "will," "expect", "anticipate", "continue", or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other "forward-looking" information.

     Examples of forward-looking statements include discussions relating to:

     -   Plans to expand our existing wireless operations.
     -   Plans to enter the international optical fiber market.
     -   Introductions of new products and services.
     - Estimates of market sizes and addressable markets for our services and products.
     - Anticipated revenues from designated markets during 1999 and later years.
     -   Statements regarding the Year 2000 issue.

     We wish to caution you that all the forward-looking statements contained in this Report are only estimates and predictions. Our actual results could differ materially from those anticipated in the forward-looking statements due to risks, uncertainties, or actual events differing from the assumptions underlying these statements. Such risks, uncertainties, and assumptions include, but are not limited to, those discussed in this Report.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5   OTHER EVENTS

     Successor Issuer Election.
     --------------------------

     Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Quest became the successor issuer to PEI for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective on March .17,2000.

ITEM 6   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.  FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

     The successor issuer will keep its present fiscal year end of June 30. The Company will file a transitional annual report as required.

EXHIBITS

1.1 Agreement and Plan of Merger between Parputt Enterprises, Inc. and Quest Net Corp.
1.2      Articles of Merger
1.3      Certificate of Incorporation of Quest Net Corp.
1.4      Bylaws of Quest Net Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                        QUEST NET CORP.

                                        By /s/ Charles Wainer, President

Date: March 20, 2000

                                   EXHIBIT 1.1

                         AGREEMENT AND OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 by and between

                            PARPUTT ENTERPRISES, INC.
                              a Nevada corporation

                                       and

                                 QUEST NET CORP.
                              a Florida corporation

                         Effective as of March 13, 2000

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated March 13, 2000, by and between PARPUTT ENTERPRISES, INC., INC., a Nevada corporation ("PEI"), and QUEST NET CORP., a Florida corporation ("QNC"), PEI and QNC being sometimes referred to herein as the "Constituent Corporations", who hereby agree as follows.

                                    Premises

     WHEREAS, this Agreement provides for the merger of PEI into QNC, and in connection therewith, the conversion of the outstanding common stock of PEI into shares of common voting stock of QNC, all for the purpose of effecting a tax-free reorganization pursuant to section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended; and

     WHEREAS, the boards of directors of PEI and QNC have determined, subject to the terms and conditions set forth in this Agreement and the approval of PEI's shareholders, that the merger contemplated hereby is desirable and in the best interests of their respective corporations. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed merger.

                                    Agreement

     NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

     1. SURVIVING CORPORATION. PEI shall be merged with and into QNC which shall be the surviving reporting corporation (hereinafter the "Surviving Corporation") in accordance with the applicable laws of the United States, as well as the States of Nevada and Florida, respectively.

     2. MERGER DATE. The Merger shall become effective (the "Merger Date") upon the completion of:

          2.1 Adoption of this Agreement by the shareholders of PEI pursuant to the Nevada Revised Statutes and by the Board of Directors of QNC, pursuant to the Florida Business Corporation Act.

          2.2 Execution and filing of the Certificate of Merger with the Secretary of State of the States of Nevada and Florida in accordance with the respective laws of such states.

     3. TIME OF FILINGS. The Certificate of Merger shall be filed with the Secretary of State of Nevada and Florida upon the approval of this Agreement by the shareholders of PEI and the Directors of QNC and the fulfillment or waiver of the terms and conditions herein.

     4. GOVERNING LAW. The Surviving Corporation shall be governed by the laws of the State of Florida.

     5. ARTICLES OF INCORPORATION. The Articles of Incorporation of QNC shall be the Articles of Incorporation of the Surviving Corporation from and after the Merger Date.

     6. BYLAWS. The Bylaws of the Surviving Corporation shall be the Bylaws of QNC as in effect on the date of this Agreement.

     7. NAME OF SURVIVING CORPORATION. The Surviving Corporation will continue to use its name "QUEST NET CORP." or such name as it may choose and shall be available.

     8. CONVERSION. The mode of carrying the merger into effect and the manner and basis of converting the shares of PEI into shares of the Surviving Corporation are as follows:

          8.1 The aggregate number of shares of PEI Common Stock issued and outstanding on the Merger Date shall, by virtue of the merger and without any action on the part of the holders thereof, be converted into an aggregate of 275,000 shares of QNC Common Stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

          8.2 As of the date hereof, there are approximately 22,786,022 shares of QNC's common stock issued and outstanding and 30,000 shares of Preferred Stock issued and outstanding.

          8.3 The QNC Common Stock to be issued herein shall be issued to the holders of such PEI Common Stock in exchange for their shares on a pro rata basis in accordance with each holder's relative ownership of the PEI Common Stock that is being exchanged.

          8.4 The shares of QNC Common Stock to be issued in exchange for PEI Common Stock hereunder shall be proportionately reduced by any shares owned by PEI shareholders who shall have timely objected to the merger (the "Dissenting Shares") in accordance with the provisions of the Nevada Revised Statutes which objections will be dealt with as provided in those applicable sections.

          8.5 Each share of PEI Common Stock that is issued and outstanding and owned by PEI on the Merger Date shall, by virtue of the merger and without any action on the part of PEI, be retired and canceled.

          8.6 Each certificate evidencing ownership of shares of QNC Common Stock issued and outstanding on the Merger Date or held by QNC in its treasury shall continue to evidence ownership of the same number of shares of QNC Common Stock.

     9. EXCHANGE OF CERTIFICATES. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of PEI Common Stock (other than certificates representing Dissenting Shares) shall surrender such certificate(s) for cancellation to the party designated by the Surviving Corporation to handle such exchange (the "Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of QNC Common Stock into which the shares of PEI Common Stock represented by the certificate or certificates so surrendered shall have been converted.

     10. UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Merger Date represented PEI Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of QNC Common Stock into which it was converted. No dividend or other distribution payable to holders of QNC Common Stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of PEI Common Stock; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of QNC Common Stock represented thereby.

     11. BOARD OF DIRECTORS AND OFFICERS. The members of the board of directors of the Surviving Corporation shall be the members of the board of directors of QNC on the Merger Date or such others as QNC may designate. The officers of the Surviving Corporation shall be the officers of QNC on the Merger Date or such others as QNC may designate.

     12. EFFECT OF THE MERGER. On the Merger Date, the separate existence of PEI shall cease (except insofar as continued by statute), and it shall be merged with and into the Surviving Corporation. All the property, real, personal, and mixed, of each of the Constituent Corporations, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Constituent Corporations, and any claim or judgment against either of the Constituent Corporations may be enforced against the Surviving Corporation.

     13. APPROVAL OF SHAREHOLDERS. This Agreement shall be adopted by the shareholders of PEI at a meeting of such shareholders called for that purpose or by written consent pursuant to the laws applicable thereto. There shall be required for the adoption of this Agreement the affirmative vote of the holders of at least a majority of the holders of all the shares of the Common Stock issued and outstanding and entitled to vote. Approval of QNC's shareholders is not required by Florida law.

     14. REPRESENTATIONS AND WARRANTIES OF PEI. PEI represents and warrants that:

          14.1 CORPORATE ORGANIZATION AND GOOD STANDING. PEI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

          14.2 REPORTING COMPANY. PEI has filed with the Securities and Exchange

     Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12 thereunder.

          14.3 REPORTING COMPANY STATUS. PEI is current on all reports required to be filed by it pursuant to Section 12(g) of the Securities Exchange Act of 1934.

          14.4 CAPITALIZATION. PEI's authorized capital stock consists of 100,000,000 shares of Common Stock, par value $0.0001 per share and 25,000,000 shares of Preferred Stock, par value $0.001 per share. As of the date hereof, there are 500,000 common shares issued and outstanding and no shares of preferred stock issued or outstanding.

          14.5 ISSUANCE OF STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

          14.6 STOCK RIGHTS. There are no stock grants, options, rights, warrants or other rights to purchase or obtain the PEI Common or Preferred Stock issued or committed to be issued.

          14.7 CORPORATE AUTHORITY. PEI has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

          14.8  AUTHORIZATION.   Execution  of  this  Agreement  has  been  duly
     authorized and approved by PEI's board of directors.

          14.9 SUBSIDIARIES. PEI has no subsidiaries.

          14.10 FINANCIAL STATEMENTS. PEI's audited financial statements dated September 30, 1999 and PEI's unaudited financial statements for the three month period ended December 31, 1999, copies of which will have been delivered by PEI to QNC prior to the Merger Date (the "PEI Financial Statements"), fairly present the financial condition of PEI as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

          14.11 ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the PEI Financial Statements, PEI did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

          14.12 NO MATERIAL CHANGES. There has been no material adverse change in the business, properties, or financial condition of PEI since the date of the PEI Financial Statements.

          14.13 LITIGATION. There is not, to the knowledge of PEI, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against PEI or against any of its officers.

          14.14 CONTRACTS. PEI is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

          14.15 TITLE. PEI has good and marketable title to all the real property and good and valid title to all other property included in the PEI Financial Statements. Except as set out in the balance sheet thereof, the properties of PEI are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of PEI.

          14.16 NO VIOLATION. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of PEI is subject or by which PEI is bound.

     15. REPRESENTATIONS AND WARRANTIES OF QNC. QNC represents and warrants that:

          15.1 CORPORATE ORGANIZATION AND GOOD STANDING. QNC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

          15.2 CAPITALIZATION. QNC's authorized capital stock consists of 5,000,000 shares of Preferred Stock, no par value per share, of which 30,000 shares are issued and outstanding and 50,000,000 shares of Common Stock, no par value per share, of which approximately 22,786,022 shares are issued and outstanding

          15.3 ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

          15.4 CORPORATE AUTHORITY. QNC has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

          15.5  AUTHORIZATION.   Execution  of  this  Agreement  has  been  duly
     authorized and approved by QNC's board of directors.

          15.6 SUBSIDIARIES. QNC has five (5) subsidiary companies.

          15.7 FINANCIAL  STATEMENTS.  QNC's unaudited  financial  statements of

     December 31, 1999, copies of which will have been delivered by QNC to PEI by the Merger Date (the "QNC Financial Statements"), are believed to be substantially correct and fairly present the financial condition of QNC as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

          15.8 ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the QNC Financial Statements, QNC did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

          15.9 NO MATERIAL CHANGES. There has been no material adverse change in the business, properties, or financial condition of QNC since the date of the QNC Financial Statements.

          15.10 LITIGATION. Except as previously disclosed in writing to PEI, there is not, to the best knowledge of QNC, any other pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against QNC or against any of its officers relevant to their capacity as an officer and/or director of QNC.

          15.11 CONTRACTS. QNC is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

          15.12 TITLE. QNC has good and marketable title to all the real property and good and valid title to all other property included in the QNC Financial Statements. Except as set out in the balance sheet thereof, the properties of QNC are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of QNC.

          15.13 NO VIOLATION. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of QNC is subject or by which QNC is bound.

          15.14 UNDERTAKING. Management of QNC hereby undertakes to PEI and its shareholders to exercise good faith in their efforts to file all reports required to be filed by the Surviving Corporation with the Securities and Exchange Commission or any other governmental agency, in a timely manner.

     16. CONDUCT OF PEI PENDING THE MERGER DATE. PEI covenants that between the date of this Agreement and the Merger Date:

          16.1 No change will be made in PEI's articles of incorporation or bylaws.

          16.2 PEI will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

          16.3 PEI will submit this Agreement for its shareholders' approval with a favorable recommendation by its board of directors and will use its best efforts to obtain the requisite shareholder approval.

          16.4 PEI will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     17. CONDUCT OF QNC PENDING THE MERGER DATE. QNC covenants that between the date of this Agreement and the Merger Date:

          17.1 Other than as disclosed by QNC to PEI, no other changes will be made in QNC's certificate of incorporation or bylaws.

          17.2 QNC will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock otherwise than as provided herein.

          17.3 QNC will submit this Agreement for approval by its board of directors and will use its best efforts to obtain the board's approval.

          17.4 QNC will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     18. CONDITIONS PRECEDENT TO OBLIGATION OF PEI. PEI's obligation to consummate this merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by PEI:

          18.1 QNC'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of QNC set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

          18.2 QNC'S COVENANTS. QNC shall have performed all covenants required by this Agreement to be performed by it on or before the Merger Date.

          18.3 SHAREHOLDER APPROVAL. This Agreement shall have been approved by the required number of shareholders of the Constituent Corporations.

          18.4 SUPPORTING DOCUMENTS OF QNC. QNC shall have delivered to PEI supporting documents in form and substance satisfactory to PEI to the effect that:

               (i) QNC is a corporation duly organized, validly existing, and in good standing.

               (ii) QNC's authorized and issued capital stock is as set forth herein.

               (iii) The execution and consummation of this Agreement have been duly authorized and approved by QNC's board of directors.

     19. CONDITIONS PRECEDENT TO OBLIGATION OF QNC. QNC's obligation to consummate this merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by QNC:

          19.1 PEI'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of PEI set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

          19.2 PEI'S COVENANTS. PEI shall have performed all covenants required by this Agreement to be performed by it on or before the Merger Date.

          19.3 SHAREHOLDER APPROVAL. This Agreement shall have been approved by the required number of shareholders of PEIs.

          19.4 SUPPORTING DOCUMENTS OF PEI. PEI shall have delivered to QNC supporting documents in form and substance satisfactory to QNC to the effect that:

               (i) PEI is a corporation duly organized, validly existing, and in good standing.

               (ii) PEI's authorized and issued capital stock is as set forth herein.

               (iii) The execution and consummation of this Agreement have been duly authorized and approved by PEI's board of directors.

     20. ACCESS. From the date hereof to the Merger Date, QNC and PEI shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the merger is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing such documents, and all information so received shall be treated as confidential.

     21. CLOSING. The transfers and deliveries to be made pursuant to this Agreement (the "Closing") shall be made by and take place at such location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

          21.1 Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

          21.2 At the Closing, PEI shall deliver to QNC in satisfactory form, if not already delivered to QNC:

               (i) A list of the holders of the shares of PEI Common Stock being exchanged with an itemization of the number of shares held by each, the address of each holder, and the aggregate number of shares of QNC Common Stock to be issued to each holder;

               (ii) Evidence of the consent of shareholders of PEI to this Agreement;

               (iii) Certificate of the Secretary of State of Nevada as of a recent date as to the good standing of PEI;

               (iv) Certified copies of the resolutions of the board of directors of PEI authorizing the execution of this Agreement and the consummation of the Merger;

               (v) The PEI Financial Statements;

               (vi) Secretary's certificate of incumbency of the officers and directors of PEI; and

               (vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

               (viii) An opinion of counsel in a form reasonably acceptable to QNC's counsel that:

                    (a) PEI is a corporation duly organized,  validly  existing, and in good standing under the laws of the State of Nevada, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

                    (b) PEI has filed with the Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12 thereunder.

                    (c) PEI is current on all reports required to be filed by it pursuant to Section 12(g) of the Securities Exchange Act of 1934.

                    (d) PEI's  authorized  capital stock consists of 100,000,000 shares of Common Stock, par value $0.0001 per share and 25,000,000 shares of Preferred Stock, par value $0.001 per share. As of the date hereof, there are 500,000 common shares issued and outstanding and no shares of preferred stock issued or outstanding.

                    (e) All the  outstanding  shares of PEI's  Common  Stock are
               duly   authorized   and   validly   issued,    fully   paid   and
               non-assessable.

                    (f) There are no stock grants, options,  rights, warrants or other rights to purchase or obtain the PEI Common or Preferred Stock issued or committed to be issued.

                    (g). PEI has all requisite  corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

                    (h) Execution of this Agreement has been duly authorized and approved by PEI's board of directors.

                    (i) PEI has no subsidiaries.

                    (j) To the  best  of  such  counsels  knowledge,  after  due inquiry, the execution, delivery and performance of the Agreement and Plan of reorganization and the performance of its obligations there under do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) PEI's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which PEI is a party or by which it or any of its property is bound,
               (iii) any applicable statute or regulation, (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over PEI or any of its property.

                    (k) Except to the extent  reflected  or reserved  against in the PEI Financial Statements, PEI did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

                    (l) There has been no material adverse change in the business, properties, or financial condition of PEI since the date of the PEI Financial Statements.

                    (m) There is not, to such  counsel's  knowledge any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against PEI or against any of its officers.

                    (n) PEI is not a party to any  material  contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

                    (o) PEI has good and marketable title to all the real property and good and valid title to all other property included in the PEI Financial Statements. Except as set out in the balance sheet thereof, the properties of PEI are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of PEI.

                    (p). Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of PEI is subject or by which PEI is bound.

                    (q) All Registration Statement,  Reports and other documents filed with the Securities and Exchange Commission and/or any state commission or other regulatory agency, and any amendments or supplements thereto (collectively the "Reports"), contained all statements which are required to be stated therein in accordance with the Securities Act of 1933 and the Securities Exchange Act of 1934 and the Rules and Regulations there under, and neither the Reports nor any amendment or supplement thereto, contained any untrue statement of a material fact or omited to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          21.3 At the Closing, QNC shall deliver to PEI in satisfactory form, if not already delivered to PEI:

               (i) Certificate of the Secretary of State of Florida as of a recent date as to the good standing of QNC;

               (ii) Certified copies of the resolutions of the board of directors of QNC authorizing the execution of this Agreement and the consummation of the merger;

               (iii) The QNC Financial Statements;

               (iv) Secretary's certificate of incumbency of the officers and directors of QNC; and

               (v) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

               (vi) An opinion of counsel in a form reasonably acceptable to PEI's counsel that to the best of such counsels knowledge:

                    (a) QNC is a corporation duly organized,  validly  existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

                    (b) QNC's  authorized  capital  stock  consists of 5,000,000 shares of Preferred Stock, no par value per share, of which 30,000 shares are issued and outstanding and 50,000,000 shares of Common Stock, no par value per share, of which approximately 22,786,022 shares are issued and outstanding

                    (c) All the  outstanding  shares of QNC's  Common  Stock are
               duly   authorized   and   validly   issued,    fully   paid   and
               non-assessable.

                    (d). QNC has all requisite  corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

                    (e) Execution of this Agreement has been duly authorized and approved by QNC's board of directors.

                    (f) QNC has five (5) subsidiary companies.

                    (g) Except as previously  disclosed in writing to PEI, there is not, to the best knowledge of such counsel any other pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against QNC or against any of its officers relevant to their capacity as an officer and/or director of QNC.

                    (h) QNC is not a party to any  material  contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

                    (i) QNC has good and marketable title to all the real property and good and valid title to all other property included in the QNC Financial Statements. Except as set out in the balance sheet thereof, the properties of QNC are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of QNC.

                    (j) Execution of this Agreement has been duly authorized and approved by QNC's board of directors.

                    (k) To the  best  of  such  counsels  knowledge,  after  due inquiry, the execution, delivery and performance of the Agreement and Plan of Reorganization and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) QNC's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which QNC is a party or by which it or any of its property is bound,
               (iii) any applicable statute or regulation, (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over QNC or any of its property.

     22. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Constituent Corporations set out herein shall survive the Merger Date.

     23. ARBITRATION.

          23.1 SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association.

          23.2 CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration within the State of Florida Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

          23.3 APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Florida determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

          23.4 DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

          23.5 RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

          23.6 FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

          23.7 MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

          23.8 COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

          23.9 INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

          23.10 SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     24. GENERAL PROVISIONS.

          24.1 FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

          24.2 WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          24.3 BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

          24.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

         If to PEI, to:             Parputt Enterprises, Inc.
                                    12835 E. Arapahoe Road
                                    Tower I, Penthouse
                                    Englewood, Colorado 80112

         If to QNC, to              Quest Net Corp.
                                    2999 NE 191st Street
                                    Penthouse #8
                                    Aventura, FL 33180

         With copy to:              Rebecca J. Del Medico, Esq.
                                    6281 Floridian Circle
                                    Lake Worth, Florida 33463

     25. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

     26. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

     27. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     28. CLOSING DATE. Closing shall take place on March 13, 2000, or as soon thereafter as practicable. The date of Closing may be accelerated or extended by agreement of the parties.

     29. EFFECTIVE DATE. This effective date of this Agreement shall be the Merger Date.

     30. ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     31. SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                        PARPUTT ENTERPRISES, INC.

                                        By:/s/Andrew Telsey
                                        Its: President

                                        QUEST NET CORP.

                                        By:/s/ Charles Wainer
                                        Its President

                                   EXHIBIT 1.2

                               ARTICLES OF MERGER

     Quest Net Corp., a Florida corporation, and Parputt Enterprises, Inc., a Nevada corporation, desiring to merge pursuant to ss.607.1107 Florida Statutes submit these Articles of Merger pursuant to section 607.1105 Florida Statutes.

                                    Article I
                                    ---------

                              Surviving Corporation
                              ---------------------

     Quest Net Corp., a Florida corporation (the "Quest"), will be the surviving corporation.

                                   Article II
                                   ----------

                               Merging Corporation
                               -------------------

     Parputt Enterprises, Inc., a Nevada Corporation, ("Parputt"), will be the merging corporation.

                                   Article III
                                   -----------

                                 Plan of Merger
                                 --------------

     The Agreement and Plan of Merger is attached as Exhibit A hereto.

                                   Article IV
                                   ----------

                                 Effective Date
                                 --------------

     The merger of the Parputt with and into the Quest will become effective upon the filing of these Articles with the Department of State of Florida.

                                    Article V
                                    ---------

                   Adoption of Merger by Surviving Corporation
                   -------------------------------------------

     The Plan of Merger was adopted by the Board of Directors of Quest Net Corp. on March 13, 2000 and Shareholder approval was not required.

                                   Article VI
                                   ----------

                    Adoption of Merger by Merging Corporation
                    -----------------------------------------

     The Plan of Merger was adopted by the Shareholders of Parputt Enterprises, Inc., on March 13,

2000.


     IN WITNESS HEREOF, the parties hereto have set their hands and seals this 13 day of March 2000.

                                         Quest Net Corp.,
                                         A Florida corporation

                                         By:/s/ Charles Wainer, President

                                         Parputt Enterprises, Inc.,


                                         By:/s/ Andrew Telsey, President

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

     This Agreement is made this 13th day of March 2000 by and between Quest Net Corp., a Florida corporation, and Parputt Enterprises, Inc., a Nevada corporation , said corporations being sometimes hereinafter collectively referred to as "Constituent Corporations".

     WHEREAS, the Board of Directors of Quest Net Corp. (the "Surviving Corporation") and the shareholders of Parputt Enterprises, Inc. (the Merging Corporation"), deem it advisable that the Merging Corporation be merged with and into the Surviving Corporation under the laws of the state of Florida and the Laws of the State of Nevada, in the manner provided therefore pursuant to
Section 607.1107 of the Florida Statutes and the Nevada Revised Statutes.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein, the Constituent Corporations do hereby agree, to merge upon the terms and conditions below stated.

     1. Agreement to Merger. The Constituent Corporations hereby agree that Parputt Enterprises, Inc. shall be merged with and into Quest Net Corp.

     2. Name of Surviving Corporation. The name of the Surviving Corporation is Quest Net Corp., a Florida Corporation.

     3. Name of Merging Corporation. The name of the Merging Corporation is Parputt Enterprises, Inc., a Nevada Corporation.

     4. Manner and Basis for Conversion of Shares. The manner and basis of converting the shares of the Merging Corporation into shares of the Surviving Corporation, shall be as follows:

         (a) Each share of the Merging Corporation shall become .55 shares of the Surviving Corporation, increased for fractional shares and reduced by any Dissenting Shares of the Merging Corporation, in accordance with the provisions of the Nevada Revised Statutes which objections will be dealt with as provided in those applicable sections.

         (b) Each Share of the Merging Corporation's common stock that is issued and outstanding and owned by the Merging Corporation on the Merger Date shall, by virtue of the merger and without any action on the part of the Merging Corporation, be retired and canceled.

         (c) Each certificate evidencing ownership of shares of the Surviving Corporation's common stock, issued and outstanding on the Merger Date, or held by the Surviving Corporation in its treasury, shall continue to evidence ownership of the same number of shares of the Surviving Corporation's common Stock.

     5. Articles of Incorporation.The articles of incorporation, of the Quest Net Corp. shall continue to be the articles of the Surviving Corporation as it is presently filed.

     6. Effective Date of Agreement. This Agreement shall become effective as of the date hereof, and the merger shall be effective upon the filing of the articles of merger with the Secretary of State of Florida and the Secretary of State of Nevada.

     7. Assets and Liabilities. All assets and liabilities of the Merging Corporation shall become the assets and liabilities of the Surviving Corporation

     IN WITNESS HEREOF, the Constituent Corporations have caused their respective corporate names to be signed hereto, by their respective presidents and secretaries, thereunto duly authorized by the respective boards of directors and shareholders of the Constituent Corporations.

                                           Quest Net Corp.,
                                           A Florida corporation

                                           By:/s/ Charles Wainer, President


                                           Parputt Enterprises, Inc.


                                           By: /s/ Andrew Telsey, President

                            ARTICLES OF INCORPORATION

                                 QUEST NET CORP.

                                 Article I
              Name The name of this corporation is Quest Net Corp.

                          Article II Principal Address
                          2999 NE 191 Street Suite 1008
                             Aventura, Florida 33180



                            Article III Commencement
This corporation shall commence on the date of the filing of these Articles.

                               Article IV Purpose
This corporation is organized for the purpose of transacting any or all lawful business.

                             Article V Capital Stock
This corporation is authorized to issue 50,000,000 shares of, $.0001 par value, common stock and 5,000,000 shares of, $.0001 Par value, Preferred Stock, the rights and preferences of which shall be established by the corporation's Board of Directors.

                Article VI - Initial Registered Office and Agent
The street address of the initial registered office of this corporation is 2999 NE 191 Street, Suite 1008, Aventura, 33180 Florida and the name and address of the initial registered agent is Robert Leff, Esq., 2999 NE 191 Street, Suite 1008, Aventura, 33180, Florida.

                         Article VII Board of Directors
The number of directors shall be established by the bylaws and may be either increased or diminished from time to time as provided in the bylaws.

                           Article VIII - Incorporator
The name and address of the person signing these articles is:

     Robert Leff
     2999 NE 191 Street, Suite 1008
     Aventura Florida 33180



                               Article IX - Bylaws
The power to adopt, alter, amend or repeal bylaws shall be vested in the board of directors.

                           Article X - Indemnification
Subject to the qualifications contained in Section 607.0850, Florida Statutes, the corporation shall indemnify its officers and directors and former officers and directors against expenses (including attorneys fees), judgements, fines and amounts paid in settlement arising out of his or her services as an officer or director of the corporation.

                             Article XI - Amendment
The corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment hereto, and any right conferred upon the shareholders is subject to this reservation.

                    Article XII - Affiliated Transactions
This corporation elects not to be subject to the provisions of Section 607.0901, Florida Statutes, regarding affiliated transactions.

                    Article XIII - Control-Share Acquisitions
This corporation elects not to be subject to the provisions of Section 607.0902, Florida Statutes, regarding control-share acquisitions.

                        Article XIV - Preemptive Rights
The Shareholders of the corporation shall have no preemptive rights.

     IN WITNESS WHEREOF, the undersigned incorporator has executed these article of incorporation this 23rd day of December 1998.

                                             /s/ Robert Leff
                                             -----------------------------
                                             Robert Leff, Incorporator

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE SERVICE OF PROCESS
         WITHIN FLORIDA, NAMING AGENT UPON WHOM PROCESS MAY BE SERVED.

         IN COMPLIANCE WITH SECTION 48.091 FLORIDA STATUTES, THE FOLLOWING IS
SUBMITTED:



FIRST-THAT                     QUEST NET CORP.



DESIRING TO ORGANIZE OR QUALIFY UNDER THE LAWS OF THE STATE OF FLORIDA, WITH ITS PRINCIPAL PLACE OF BUSINESS AT THE CITY OF AVENTURA, STATE OF FLORIDA, HAS NAMED ROBERT LEFF LOCATED AT 2999 NE 191 STREET SUITE 1008, AVENTURA, 33180, FLORIDA, STATE OF FLORIDA, AS ITS AGENT TO ACCEPT SERVICE OF PROCESS WITHIN FLORIDA.

                                            SIGNATURE: /s/ Robert Leff

                                                       ------------------------
                                                       Robert Leff
                                            TITLE:     President/Incorporator
                                            DATE:      12/23/98

         HAVING BEEN NAMED TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION, AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY AGREE TO ACT IN THIS CAPACITY, AND I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATIVE TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES.

                                            SIGNATURE: /s/ Robert Leff

                                                       ------------------------
                                                       Robert Leff

                                            DATE:      12/29/98

                                   EXHIBIT 1.4

                           AMENDED AND RESTATED BYLAWS

                                       OF
                                 QUEST NET CORP.

                       Article I.-Meeting of Shareholders

     Section 1. Annual Meetings. The annual meeting of the shareholders of this Corporation shall be held in August at the time and place designated by the Board of Directors of the Corporation. The annual meeting of shareholders for any year shall be held no later than 13 months after the last preceding annual meeting of shareholders. Business transacted at the annual meeting shall include the election of directors of the Corporation.

     Section 2. Special Meetings. Special meetings of the shareholders shall be held when directed by the Board of Directors, or when holders of not less than 10 percent of all the shares entitled to vote at the meeting deliver to the Corporation's secretary one or more written demands to concur the meeting describing the purpose or purposes for which it will be held. Only business within the purpose or purposes described in the special meeting notice may be conducted at a special meeting.

     Section 3. Place. Meetings of shareholders may be held within or without the State of Florida.

     Section 4. Notice. Written notice stating the date, time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally by telegraph, teletype, or other form of electronic communication, or by first class mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. The provisions of Florida Statutes Section 607.0706 as to waiver of notice are applicable.

     Notwithstanding the foregoing, no notice of a shareholders' meeting need be given to a shareholder if: (i) an annual report and proxy statements for two consecutive annual meetings of shareholders or (ii) all, and at least two checks in payment of dividends or interest on securities during a 12-month period have been sent by first-class United States mail, addressed to the shareholder at his address as it appears on the share transfer books of the Corporation, and returned undeliverable. The obligation of the Corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

     Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the new date, time and place are announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

     Section 6. Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may fix in advance a date as the record date for the determination of shareholders, such date in any case to be not more than 70 days before the meeting or action requiring a determination of shareholders but in no event may a record date fixed by the Board of Directors be a date preceding the date upon which the resolution fixing the record date was adopted.

     The record date for determining shareholders entitled to demand a special meeting is 40 days before the Corporation first receives a demand to convene a special meeting.

     If no prior action is required by the Board of Directors, the record date for determining shareholders entitled to take action without a meeting is 40 days before the date the first signed written consent is delivered to the Corporation under Florida Statutes Section 607.0704. If not otherwise fixed, and prior action is required by the Board of Directors, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, then the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is 40 days before the first notice is delivered to shareholders.

     A determination of shareholders entitled to notice of or to vote at a shareholders' meeting shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     Section 7. Shareholder Quorum and Voting. Except as provided by law, a majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders but in no event shall a quorum consist of less than 1/3 of the shares of each class or series of voting stock then entitled to vote. When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

     If a quorum is present, the affirmative vote of the majority of those shares represented at the meeting in person or by proxy of each class or series of voting stock and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law.

     After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

     Section 8. Voting of Shares. Each outstanding voting share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     Shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, shall not be voted, directly or indirectly, at any meeting. Provided however that nothing contained herein shall limit the power of a corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

     A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

     At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

     Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder, or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

     Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

     Shares held by or under the control of a receiver or a trustee in a bankruptcy proceeding or any assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

     Redeemable shares are not entitled to vote on any matter, and shall not be deemed to be outstanding, after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company, or other financial institution upon an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

     If a share or shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting have the following effect: (i) if only one votes, in person or by proxy, his act binds all; (ii) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (iii) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; (iv) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes of this subsection shall be a majority or a vote evenly split in interest; (v) trustees or other fiduciaries holding shares registered in the name of a nominee may cause such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or other fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

     Section 9. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting of a shareholders' duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy by signing an appointment form either personally or by his attorney in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, Photostat, facsimile or equivalent reproduction of an appointment form is a sufficient appointment form.

     An appointment of proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes. An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

     The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

     If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy, but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

     If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

     Section 10. Action by Shareholders without a Meeting. Any action required by law, these bylaws, or the articles of incorporation of this Corporation to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the Corporation. Any written consent may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation shall be effective unless in writing and until received by the Corporation.

     Within 10 days after obtaining such authorization by written consent, notice shall be given to those shareholders that have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters' rights are provided under the Florida Business Corporation Act (the "Act"), the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the Act regarding the rights of dissenting shareholders.

     Consent signed under this section shall have the effect of a meeting vote and may be described as such in any document.

     The written consents of the shareholders consenting thereto or the written reports of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

                              Article II.-Directors

     Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

     Section 2. Qualification. Directors must be natural persons who are 18 years of age or older but need not be residents of this state or shareholders of this Corporation.

     Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

     Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

     In discharging his duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by:

     (a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

     (b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence, or

     (c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the articles of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

     A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

     A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

     Section 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors or a committee at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he objects at the beginning of the meeting (or promptly upon his arrival) to such meeting or transacting specific business thereat or he votes against such action or abstains from the action taken.

     Section 6. Number. This Corporation shall have no less than one and no more than nine directors, the exact number of which shall be established by resolution of the Board of Directors. The number of directors may be established from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

     Section 7. Election and Term. Each person named in the articles of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

     At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

     Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders. A vacancy that will occur at a specific later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

     Section 9. Removal of Directors. At a meeting of the shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause by a vote of the holders of a majority of the shares of each class or series of voting stock present in person or by proxy then entitled to vote at an election of directors.

     Section 10. Quorum and Voting. A majority of the number of directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 11. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

     (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the

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purpose without counting the votes or consents of such interested directors; or

     (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

     (c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or the shareholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof, which authorizes, approves, or ratifies such contract or transaction.

     Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Florida.

     Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice immediately following the annual shareholders' meeting. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, first class mail, facsimile transmission, or telegram at least two days before the meeting. If mailed, such notice shall be deemed to be delivered, when deposited in the United States mail addressed to the director at his address as it appears on the books of the Corporation, with postage thereon prepaid.

     Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment to the other directors.

     Meetings of the Board of Directors may be called by the president of the Corporation or by any director.

     Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be

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taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Action taken by written consent shall be effective when the last director signs the consent unless an effective date is specified in the consent. Such consent shall have the same effect as a unanimous meeting vote.

     Section 15. Committees. The Board of Directors by resolution adopted by a majority of the full Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee, finance committee and a litigation committee. Each committee shall be comprised of two or more members who will serve at the pleasure of the Board of Directors.

     Section 16. Resignation. A director may resign at any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.


                              Article III.-Officers

     Section 1. Officers. The officers of this Corporation shall consist of a chairman, president, one or more vice presidents, secretary, and treasurer, and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Corporation.

     Section 2. Duties. The officers of this Corporation shall have the following duties and such other duties as delegated by the Board of Directors or chairman.

     The chairman shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the stockholders and the Board of Directors.

     The president shall be the chief operating officer of the Corporation, and shall act whenever the chairman shall be unavailable.

     The vice president(s) shall perform such duties as may be prescribed by the Board of Directors or the president and shall act whenever the president shall be unavailable.

     The secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the Board of Directors or the president, and shall perform such other duties as may be prescribed by the Board of Directors.

     The treasurer shall be the chief financial and accounting officer. He shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. He shall be the legal custodian of all monies, notes, securities, and other valuables that may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depository to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the

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financial  condition of the  Corporation  and shall perform such other duties as the bylaws provide or the Board of Directors may prescribe.

     Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

     Any officer or agent elected by the stockholders may be removed only by vote of the stockholders, unless the stockholders shall have authorized the directors to remove such officer or agent.

     Any vacancy, however, occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the stockholders.

     Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

                         Article IV.-Stock Certificates

     Section 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

     Section 2. Form. Certificates representing shares in this Corporation shall be signed either manually or in facsimile by the president or vice president and the secretary or an assistant secretary and may be sealed with the seal of this Corporation or a facsimile thereof. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

     Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

     Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate.

     Each certificate representing shares shall state upon its face: the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents.

     Section 3. Transfer of Stock. The Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the

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signature  of such  person has been  guaranteed  by a  commercial  bank or trust company or by a member of the New York or American Stock Exchange.

     Section 4. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

                          Article V.-Corporate Records

     Section 1. Corporate Records. This Corporation shall keep correct and complete records and accurate books of account and shall keep as permanent records minutes of all meetings and actions taken without a meeting of its shareholders, Board of Directors and any committee of the Board of Directors.

     This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders, and the number, class and series, if any, of the shares held by each.

     The Corporation shall keep a copy of the following records: (i) its articles or restated articles of incorporation and all amendments to them currently in effect; (ii) its bylaws or restated bylaws and all amendments to them currently in effect; (iii) resolutions adopted by its Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations, if shares issued pursuant to those, resolutions are outstanding; (iv) the minutes of all shareholders' and Board of Directors' meetings and records of all action taken by shareholders and Board of Directors without a meeting for the past three years; (v) written communications to all shareholders generally or all shareholders of a class or series within the past three years including the financial statements furnished for the past three years; (vi) a list of the names and business street addresses of its current directors and officers; and (vii) its most recent annual report delivered to the Department of State.

     Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

     Section 2. Shareholders' Inspection Rights. A shareholder of the Corporation, his agent or attorney is entitled to inspect and copy, during regular business hours at the Corporation's principal office, the Corporation's articles or restated articles of incorporation and all amendments, the bylaws or restated bylaws and all amendments, resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations if shares issued pursuant to those resolutions are outstanding, the minutes of the shareholders meetings and records of all actions taken by shareholders without a meeting for the past three years, written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years as required by law, a list of the names and business street address of the Corporation's current directors and officers and the Corporation's most recent annual report delivered to the Department of State,

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

if prior to his inspection he has given the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy. A shareholder of the Corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the, Corporation, minutes of any meetings of the shareholders, and records of action,taken by the shareholders or Board of Directors without a meeting, accounting records of the Corporation, the records of shareholders, and any other books and records if his demand is made in good faith and for a proper purpose, he describes with reasonable particularity his purpose and the records he desires to inspect, the records are directly connected with his purpose and he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy.

     Section 3. Financial Information. Unless ratified by resolution of the shareholders, the Corporation shall prepare and mail to its shareholders within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements, annual financial statements that include a balance sheet as of the end of the fiscal year, an income statement for that year, a statement of cash flow for that year and if such financial statements are reported upon by a public accountant, his report.

                    Article VI.-Distributions to Shareholders

     The Board of Directors of this Corporation may, from time to time, authorize and the Corporation may make distributions on its shares in cash, property or its own shares, except when the Corporation (i) would not be able to pay its debts as they become due in the usual course of business or (ii) the Corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation provide otherwise) the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of, shareholders whose preferential rights are superior to those receiving the distribution or when the declaration or payment thereof would be contrary to any restrictions contained in the articles of incorporation.

     The Board of Directors may base a determination that a distribution is not prohibited under (i) or (ii) above either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances. In the case of any distribution based upon such a valuation, each such distribution shall be identified as a distribution based upon a current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

                           Article VII.-Corporate Seal

     The Board of Directors shall provide a corporate seal which, shall be circular in form and shall have inscribed thereon the following:

                              Article VIII.-Amendment

     These bylaws may be repealed or amended, and new bylaws may be adopted by the Board of Directors.